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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 30, 2000
                                 Date of Report
                        (Date of earliest event reported)


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                              DECRANE HOLDINGS CO.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       333-70363                  13-4019703
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                   C/O DLJ MERCHANT BANKING PARTNERS II, L.P.
                       277 PARK AVENUE, NEW YORK, NY 10172
          (Address, including zip code, of principal executive offices)


                                 (212) 892-3000
              (Registrant's telephone number, including area code)


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                                 NOT APPLICABLE
 (Former address and telephone number of principal executive offices, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF ERDA, INC.

     On June 30, 2000 we acquired all of the common stock of ERDA, Inc. ERDA, which will be part of our Cabin Management Group, is a Wisconsin-based designer and manufacturer of aircraft seating. ERDA also manufactures and assembles components and systems for the medical equipment industry. We intend to continue to use the acquired assets to manufacture products similar to those previously manufactured by ERDA.

     The total purchase price was approximately $32.0 million, including acquisition related costs. The acquisition will be accounted for as a purchase and the difference between the purchase price and the fair value of the net assets acquired will be recorded as goodwill and amortized on a straight-line basis over thirty years. Our consolidated financial statements will include ERDA's financial position and its results of operations for periods subsequent to the acquisition date.

     The acquisition was funded with borrowings under our senior credit facility and $25.0 million of proceeds from the sale in a private placement of 250,000 shares of DeCrane Aircraft 16% preferred stock and warrants to purchase 139,357 shares of DeCrane Holdings common stock at $0.01 per share.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial statements of businesses acquired.

     ERDA, Inc. Regulation S-X compliant financial statements are not available at this time. The financial statements for the appropriate periods will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than August 14, 2000.

(b)    Pro forma financial information.

     Unaudited pro forma financial information reflecting the ERDA, Inc. acquisition is not available at this time. The pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than August 14, 2000.

(c)    Exhibits.

    EXHIBIT
       NO.                      EXHIBIT DESCRIPTION
   ----------   ----------------------------------------------------------------
     3.26.1      Articles of Incorporation of ERDA, Inc. **

     3.26.2      Bylaws of ERDA, Inc. **

      21.1       List of Subsidiaries of Registrant **

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   *   Previously filed
   ** To be filed by amendment to this Form 8-K as soon as practicable, but in no event later than August 14, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                         DECRANE HOLDINGS CO.
                                                             (Registrant)




July 13, 2000                            By:  /s/  RICHARD J. KAPLAN
                                              ---------------------------------
                                              Name:   Richard J. Kaplan
                                              Title:  Assistant Secretary
                                                      and Assistant Treasurer
                                                      (chief accounting officer)




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